Exhibit 32.1

Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Michael J. Koss, Chief Executive Officer of Koss Corporation (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i) the Annual Report on Form 10-K/A of the Company for the year ended June 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2010

/s/ Michael J. Koss

Michael J. Koss
Chief Executive Officer, President and
Chief Operating Officer